UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA
SAN FRANCISCO

In Re. Shift Technologies, Inc.	§	Case No. 23-30687
	§	
	§	Lead Case No. 23-30687
Debtor(s)	§	
		☒ Jointly Administered

Monthly Operating Report

Chapter 11

Reporting Period Ended: 04/30/2024

Petition Date: 10/09/2023

Months Pending: 7

Industry Classification: 4 4 1 1

Reporting Method: Accrual Basis ◉ Cash Basis ○

Debtor's Full-Time Employees (current): 0

Debtor's Full-Time Employees (as of date of order for relief): 0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

- ☒ Statement of cash receipts and disbursements
- ☒ Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
- ☐ Statement of operations (profit or loss statement)
- ☐ Accounts receivable aging
- ☐ Postpetition liabilities aging
- ☐ Statement of capital assets
- ☐ Schedule of payments to professionals
- ☐ Schedule of payments to insiders
- ☒ All bank statements and bank reconciliations for the reporting period
- ☐ Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Thomas B. Rupp
Signature of Responsible Party

05/21/2024
Date

Thomas B. Rupp
Printed Name of Responsible Party

Keller Benvenutti Kim LLP
425 Market Street, 26th Floor
San Francisco, CA 94105
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

Debtor's Name Shift Technologies, Inc. Case No. 23-30687

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$1,951,320	
b.	Total receipts (net of transfers between accounts)	$336,967	$7,891,870
c.	Total disbursements (net of transfers between accounts)	$237,841	$5,856,223
d.	Cash balance end of month (a+b-c)	$2,050,446	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$237,841	$5,856,223

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ◉ Market ◯ Other ◯ (attach explanation))	$0
d	Total current assets	$0
e.	Total assets	$0
f.	Postpetition payables (excluding taxes)	$0
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$0
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$0
n.	Total liabilities (debt) (j+k+l+m)	$0
o.	Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$0	
d.	Selling expenses	$0	
e.	General and administrative expenses	$0	
f.	Other expenses	$0	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$0	
k.	Profit (loss)	$0	$0

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*						
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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) *Aggregate Total*						
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	c						
c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

			Yes	No	N/A	
a.	Were any payments made on prepetition debt? (if yes, see Instructions)		○	●		
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)		○	●		
c.	Were any payments made to or on behalf of insiders?		○	●		
d.	Are you current on postpetition tax return filings?		●	○		
e.	Are you current on postpetition estimated tax payments?		●	○		
f.	Were all trust fund taxes remitted on a current basis?		●	○		
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)		○	●		
h.	Were all payments made to or on behalf of professionals approved by the court?		○	○	●	
i.	Do you have:	Worker's compensation insurance?	●	○		
		If yes, are your premiums current?	●	○	○	(if no, see Instructions)
		Casualty/property insurance?	○	●		
		If yes, are your premiums current?	○	○	●	(if no, see Instructions)
		General liability insurance?	●	○		
		If yes, are your premiums current?	●	○	○	(if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?		●	○		
k.	Has a disclosure statement been filed with the court?		●	○		
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?		●	○		

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ◯ No ⦿
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ◯ No ◯ N/A ⦿

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Ayman Moussa	Ayman Moussa
Signature of Responsible Party	Printed Name of Responsible Party
Chief Executive Officer	05/21/2024
Title	Date

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Bankruptcy51to100

NonBankruptcy1to50

NonBankruptcy51to100

PageThree

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In re Shift Technologies, Inc., *et al.*

Lead Case No. 23-30687 (HLB)

Global Notes to Monthly Operating Reports

General Notes: October 9, 2023 (the "Petition Date"), Shift Technologies, Inc.; Shift Platform, Inc.; Shift Finance LLC; Shift Operations LLC; Shift Transportation LLC; Shift Insurance Services LLC; Shift Marketplace Holdings, LLC; Shift Marketplace, LLC; Fair Dealer Services, LLC; CarLotz, Inc., a Delaware Corporation; CarLotz Group, Inc.; CarLotz Nevada, LLC; CarLotz California, LLC; CarLotz, Inc., an Illinois Corporation; CarLotz Logistics, LLC; Orange Peel, LLC; and Orange Grove Fleet Solutions, LLC, as debtors and debtors in possession (collectively, the "Debtors") in the above-captioned chapter 11 cases (the "Chapter 11 Cases"), each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the Northern District of California (San Francisco Division) (the "Bankruptcy Court"). The Debtors are authorized to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The Debtors are providing the information and documents provided herewith (collectively, and for all Debtors, the "Monthly Operating Reports") in response to the *Uniform Periodic Reports in Cases Filed Under Chapter 11 of Title 11*, promulgated by the United States Trustee Program, and the *United States Trustee Chapter 11 Operating and Reporting Guidelines for Debtors in Possession* (Revised March 31, 2023). All information in these Monthly Operating Reports relates solely to the Debtors, and not to any non-Debtor affiliate. The following notes and statements and limitations should be referred to, and referenced in connection with, any review of the Monthly Operating Reports.

Basis of Presentation: The Debtors are submitting their Monthly Operating Reports solely for the purposes of complying with requirements applicable in these Chapter 11 Cases. The financial information included in the Monthly Operating Reports is unaudited and has not been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") and does not include all of the information and footnotes required by U.S. GAAP. The Monthly Operating Reports are not intended to reconcile to any financial statements otherwise prepared or distributed by the Debtors. The financial information contained herein is presented per the Debtors' books and records without, among other things, all adjustments or reclassification that may be necessary or typical in accordance with U.S. GAAP. It is possible that not all assets, liabilities, income, or expenses have been recorded at the time of production. The financial information included in the Monthly Operating Reports has not been subjected to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP or any other recognized financial reporting framework, and, upon application of such procedures, the Debtors believe that the financial information could be subject to changes, and these changes could be material. The results of operations contained in the financial statements provided with these Monthly Operating Reports are not necessarily

indicative of results that may be expected from any other period or for the full year and may not necessarily reflect the results of operations and financial position of the Debtors in the future.

Reservation of Rights: The Debtors reserve all rights to amend or supplement their Monthly Operating Reports in all respects, as may be necessary or appropriate. Nothing contained in these Monthly Operating Reports shall constitute a waiver of any of the Debtors' rights under any applicable law or an admission with respect to any issue in the Chapter 11 Case.

Bank Accounts: Prior to the Petition Date, the Debtors historically maintained bank accounts associated with specific legal entities, but utilized these accounts for general corporate purposes, without regard to legal entity. After the Petition Date, debtor-in-possession accounts in the name of Shift Technologies, Inc., were established with the Debtors' new banking partner, Axos Bank. These new accounts are being utilized for all of the Debtors. Additionally, the Debtors are in the process of closing pre-petition bank accounts, but this process is not complete as of the filing of these Monthly Operating Reports. As a result, receipts and disbursements have continued to occur with various Debtors based upon bank accounts held by those Debtors. For the purposes of book and record keeping, all of these activities are associated with the winddown of the Debtors' business through Shift Operations LLC or Orange Grove Fleet Solutions, LLC.

Internal Transfers: Internal transfers between the Debtors are not included as receipts in the financial statements for each Debtor. Because the Monthly Operating Reports have not been prepared on a consolidated basis, this has resulted in negative cash balances for some Debtors.

Attachments and Exhibits: Bank statements and other supporting documents and exhibits for all Debtors are attached only to the Monthly Operating Report of Shift Technologies, Inc. Any documents, exhibits, or statements attached to the Monthly Operating Report of Shift Technologies, Inc. are incorporated by reference into the Monthly Operating Reports for all Debtors.

Payments Made on Prepetition Debt: On or about October 11 and 12, 2023, the Bankruptcy Court entered interim orders (the "Interim Orders") authorizing, but not directing, the Debtors to, among other things, pay certain prepetition claims relating to (a) employee wages, salaries, and other compensation and benefits; (b) insurance premiums; (c) taxes; and (d) the continued use of the Debtors' Cash Management System. Final orders granting such relief were entered on or about November 9, 2023 (the "Final Orders," and, collectively with the Interim Orders, the "First Day Orders"). Payments made on prepetition debt pursuant to the First Day Orders are not recorded in attachment MOR-5.

Payments to Insiders: All payments made by the Debtors to "Insiders," as such term is defined in 11 U.S.C. § 101(31), constituted the regular compensation owed to those individuals or reimbursements in the ordinary course of business as recorded in attachment MOR-5.

In re: SHIFT TECHNOLOGIES, INC., et al. Lead Case No: 23-30687

Statement of Cash Receipts and Disbursements - (Unaudited) Reporting Period: April 1 - April 30, 2024

	Shift Technologies, Inc.	Carlotz, Inc.	Carlotz Group, Inc.	Orange Grove Fleet Solutions, LLC	Shift Platform, Inc.	Fair Dealer Services, LLC	Shift Operations, LLC
Receipts							
Customer Collections	$ 336,967	$ –	$ –	$ –	$ –	$ –	$ –
Interest Income	–	–	–	–	–	–	1,574
Total Receipts	**$ 336,967**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ 1,574**
Disbursements							
DMV and Tax Payments	$ (5,628)	$ –	$ –	$ –	$ –	$ –	$ –
Payroll & Benefits	(176,377)	–	–	–	–	–	–
Insurance	–	–	–	–	–	–	–
Security	–	–	–	–	–	–	–
Inventory Payments	–	–	–	–	–	–	–
Expenses	(30,974)	–	–	–	–	–	(1)
Rent	–	–	–	–	–	–	–
Bank Charges	–	–	–	–	–	–	–
Employee Reimbursements	(80)	–	–	–	–	–	–
LOC Draw	–	–	–	–	–	–	–
Professional Fees	(24,781)	–	–	–	–	–	–
Total Disbursements	**$ (237,841)**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ (1)**
Intercompany							
Intercompany Transfers (receipts)	–	–	–	–	–	–	–
Intercompany Transfers (disbursements)	–	–	–	–	–	–	–
Intercompany Transfers (net)	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**
Net Cash Flow	**$ 99,126**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ 1,572**
Beginning Bank Cash	$ 3,711,838	$ 5,058,612	$ 123,467	–	$ –	–	$ 971,653
Net Cash Flow	99,126	–	–	–	–	–	1,572
Ending Bank Cash	**$ 3,810,964**	**$ 5,058,612**	**$ 123,467**	**$ –**	**$ –**	**$ –**	**$ 973,225**

In re: SHIFT TECHNOLOGIES, INC., et al.

Lead Case No: 23-30687

Balance Sheet as of April 30, 2024 - (Unaudited)

Reporting Period: April 1 - April 30, 2024

	Shift Technologies, Inc.	Carlotz, Inc.	Carlotz Group, Inc.	Orange Grove Fleet Solutions, LLC	Shift Platform, Inc.	Fair Dealer Services, LLC	Shift Operations, LLC
Assets							
Current Assets							
Cash and Cash Equivalents	$ 3,810,964	$ 5,182,079	$ –	$ –	$ –	$ –	$ 13,522
Restricted Cash	–	–	–	–	–	–	959,703
Accounts Receivable, net	–	–	–	–	–	–	29,123
Elimination	(3,810,964)	(5,182,079)	–	(82,890)	–	–	9,075,933
Inventory	–	–	–	–	–	–	100,275
Prepaid Expenses and Other	–	–	–	114,836	–	–	1,508,765
Total Current Assets	$ –	$ –	$ –	$ 31,946	$ –	$ –	$ 11,687,320
Fixed Assets	–	–	–	–	–	–	–
Accumulated Depreciation	–	–	–	–	–	–	–
Other Assets	–	–	–	–	–	–	–
Total Assets	**$ –**	**$ –**	**$ –**	**$ 31,946**	**$ –**	**$ –**	**$ 11,687,320**
Liabilities & Equity							
Current Liabilities							
Accounts Payable	$ –	$ –	$ –	$ –	$ –	$ –	$ 1,213,579
Other Current Liabilities	–	–	–	–	–	–	193,318
Total Current Liabilities	$ –	$ –	$ –	$ –	$ –	$ –	$ 1,406,897
Liabilities Subject to Compromise	–	–	–	31,946	–	–	22,852,713
Long Term Liabilities	–	–	–	–	–	–	164,972,985
Equity	–	–	–	–	–	–	(177,545,275)
Total Liabilities & Equity	**$ –**	**$ –**	**$ –**	**$ 31,946**	**$ –**	**$ –**	**$ 11,687,320**

In re: SHIFT TECHNOLOGIES, INC., et al.

Statement of Operations for the month of April 2024 - (Unaudited)

Lead Case No: 23-30687

Reporting Period: April 1 - April 30, 2024

	Shift Technologies, Inc.	Carlotz, Inc.	Carlotz Group, Inc.	Orange Grove Fleet Solutions, LLC	Shift Platform, Inc.	Fair Dealer Services, LLC	Shift Operations, LLC
Revenue							
Vehicle sales	$ –	$ –	$ –	$ –	$ –	$ –	$ 269,698
F&I/Other	–	–	–	–	–	–	–
Total Revenue	–	–	–	–	–	–	**269,698**
Cost of Sales	–	–	–	–	–	–	250,225
Adjusted Gross Profit	$ –	$ –	$ –	$ –	$ –	$ –	$ **19,473**
SG&A							
Payroll and benefits	–	–	–	–	–	–	274,066
Insurance	–	–	–	–	–	–	4,015
Real Estate (ex HQ)	–	–	–	–	–	–	–
Technology	–	–	–	–	–	–	37,971
Professional Services	–	–	–	–	–	–	14,166
Contractors	–	–	–	–	–	–	17,774
Finance	–	–	–	–	–	–	47,425
EBITDA Adjustments	–	–	–	–	–	–	140,000
Other Selling Expense	–	–	–	–	–	–	(620)
Facilities	–	–	–	–	–	–	–
Marketing Expense	–	–	–	–	–	–	–
Supplies	–	–	–	–	–	–	80
Doc Ops	–	–	–	–	–	–	(99)
People Ops	–	–	–	–	–	–	–
Travel	–	–	–	–	–	–	–
Legal	–	–	–	–	–	–	358
Bonus	–	–	–	–	–	–	–
Net Ordinary Income	$ –	$ –	$ –	$ –	$ –	$ –	$ **(515,662)**
Interest Expense	–	–	–	–	–	–	–
Interest Income	–	–	–	–	–	–	1,784
Net Income (Loss)	$ –	$ –	$ –	$ –	$ –	$ –	$ **(513,878)**

MOR-4

In re: SHIFT TECHNOLOGIES, INC., et al. | Lead Case No: 23-30687

Accounts Receivable Aging | Reporting Period: April 1 - April 30, 2024

Shift Operations LLC	0-5	06-10	11-20	21-30	31-60	61-90	90+	Unapplied / refunds	Allowance for Doubtful Accounts	Total
Loan Partners	$ –	$ –	$ –	$ –	$ –	$ –	$ 138,549	$ –	$ (109,392)	$ 29,156
F&I	–	–	–	–	–	–	266	(300)	–	(34)
Auction	–	–	–	–	–	–	260,752	–	(260,752)	–
Others	–	–	–	–	–	–	9,184	–	(9,184)	–
Total Accounts Receivable	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ 408,751**	**$ (300)**	**$ (379,328)**	**$ 29,122**

Orange Grove Fleet Solutions, LLC	0-5	06-10	11-20	21-30	31-60	61-90	90+	Unapplied / refunds	Allowance for Doubtful Accounts	Total
Loan Partners	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –
F&I	–	–	–	–	–	–	–	–	–	–
Auction	–	–	–	–	–	–	–	–	–	–
Others	–	–	–	–	–	–	239,094	–	(239,094)	–
Total Accounts Receivable	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ 239,094**	**$ –**	**$ (239,094)**	**$ –**

Total	0-5	06-10	11-20	21-30	31-60	61-90	90+	Unapplied / refunds	Allowance for Doubtful Accounts	Total
Loan Partners	$ –	$ –	$ –	$ –	$ –	$ –	$ 138,549	$ –	$ (109,392)	$ 29,156
F&I	–	–	–	–	–	–	266	(300)	–	(34)
Auction	–	–	–	–	–	–	260,752	–	(260,752)	–
Others	–	–	–	–	–	–	248,278	–	(248,278)	–
Total Accounts Receivable	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ 647,845**	**$ (300)**	**$ (618,422)**	**$ 29,122**

In re: SHIFT TECHNOLOGIES, INC., et al. Lead Case No: 23-30687

Disbursements by Entity Reporting Period: April 1 - April 30, 2024

Date	Check Number	Amount	Category	Vendor	Entity
4/1/2024	VV064	99.00	DMV and Tax	Dealertrack Registration & Titling Solutions Inc.	Shift Technologies, Inc.
4/1/2024		(0.43)	Expenses	Quickbooks	Shift Technologies, Inc.
4/1/2024		(162.50)	Expenses	Quickbooks	Shift Technologies, Inc.
4/2/2024		1,679.68	Expenses	Airbase	Shift Technologies, Inc.
4/5/2024		3,464.16	Payroll	UKG Kronos Systems, LLC	Shift Technologies, Inc.
4/6/2024	VV161	(1.75)	Expenses	Pomona Police Department	Shift Technologies, Inc.
4/9/2024		(1,639.00)	Expenses	Bill.com	Shift Technologies, Inc.
4/10/2024		(200.00)	Payroll	UKG Kronos Systems, LLC	Shift Technologies, Inc.
4/10/2024		(2,546.96)	Payroll	UKG Kronos Systems, LLC	Shift Technologies, Inc.
4/10/2024		(2,617.12)	Payroll	UKG Kronos Systems, LLC	Shift Technologies, Inc.
4/10/2024		(3,422.35)	Payroll	UKG Kronos Systems, LLC	Shift Technologies, Inc.
4/10/2024		(3,630.07)	Payroll	UKG Kronos Systems, LLC	Shift Technologies, Inc.
4/10/2024		(3,932.36)	Payroll	UKG Kronos Systems, LLC	Shift Technologies, Inc.
4/10/2024		(5,720.69)	Payroll	UKG Kronos Systems, LLC	Shift Technologies, Inc.
4/10/2024		(7,603.04)	Payroll	UKG Kronos Systems, LLC	Shift Technologies, Inc.
4/10/2024		(8,743.38)	Payroll	UKG Kronos Systems, LLC	Shift Technologies, Inc.
4/10/2024		(11,099.97)	Payroll	UKG Kronos Systems, LLC	Shift Technologies, Inc.
4/16/2024		(837.95)	Expenses	Worker Compensation	Shift Technologies, Inc.
4/16/2024		(1,199.33)	Benefits	UKG Kronos Systems, LLC	Shift Technologies, Inc.
4/16/2024		6,132.32	Benefits	WEX Health, Inc. dba WEX	Shift Technologies, Inc.
4/17/2024		(50.00)	DMV and Tax	Arizona Department of Revenue	Shift Technologies, Inc.
4/17/2024		(56,585.55)	Benefits	Cigna Health and Life Insurance Company (Medical)	Shift Technologies, Inc.
4/18/2024		(25.00)	DMV and Tax	Mississippi Department of Revenue	Shift Technologies, Inc.
4/18/2024		(25.00)	DMV and Tax	Mississippi Department of Revenue	Shift Technologies, Inc.
4/18/2024		(50.00)	DMV and Tax	State of Wisconsin Department Of Revenue	Shift Technologies, Inc.
4/18/2024		(100.00)	DMV and Tax	Tennessee Department of Revenue	Shift Technologies, Inc.
4/18/2024		(100.00)	DMV and Tax	City of Portland Revenue Division	Shift Technologies, Inc.
4/18/2024		(102.00)	DMV and Tax	New York State Department of Taxation and Finance	Shift Technologies, Inc.
4/18/2024		(200.00)	DMV and Tax	City of Portland Revenue Division	Shift Technologies, Inc.
4/18/2024		(500.00)	DMV and Tax	Utah State Tax Commission	Shift Technologies, Inc.
4/18/2024		(575.00)	DMV and Tax	Tennessee Department of Revenue	Shift Technologies, Inc.
4/18/2024		(1,368.00)	DMV and Tax	Massachusetts Department of Revenue	Shift Technologies, Inc.
4/18/2024		(2,432.00)	DMV and Tax	Franchise Tax Board	Shift Technologies, Inc.
4/19/2024	164	(37.00)	Expenses	Deluxe Corporation	Shift Technologies, Inc.
4/19/2024	170	(80.00)	Employee reimbursement	Dora Lacayo	Shift Technologies, Inc.
4/19/2024		(257.08)	Payroll	UKG Kronos Systems, LLC	Shift Technologies, Inc.
4/19/2024		(495.00)	Benefits	WEX Health, Inc. dba WEX	Shift Technologies, Inc.
4/19/2024		(3,177.00)	Expenses	Marsh USA LLC	Shift Technologies, Inc.
4/19/2024		(4,980.47)	Payroll	UKG Kronos Systems, LLC	Shift Technologies, Inc.
4/22/2024		(24,182.85)	Payroll	UKG Kronos Systems, LLC	Shift Technologies, Inc.
4/23/2024		(25.00)	DMV and Tax	South Carolina Department of Revenue	Shift Technologies, Inc.
4/24/2024		(5.29)	Expenses	FedEx Corporate Services, Inc	Shift Technologies, Inc.
4/24/2024		(6,064.47)	Expenses	Farche Solutions, Inc	Shift Technologies, Inc.
4/24/2024		(15,313.72)	Expenses	Amazon Web Services, Inc.	Shift Technologies, Inc.
4/25/2024		(200.00)	Payroll	UKG Kronos Systems, LLC	Shift Technologies, Inc.
4/25/2024		(495.00)	Benefits	WEX Health, Inc. dba WEX	Shift Technologies, Inc.
4/25/2024		(1,750.00)	UST	UST Quarterly fees	Shift Technologies, Inc.
4/25/2024		(2,546.94)	Payroll	UKG Kronos Systems, LLC	Shift Technologies, Inc.
4/25/2024		(3,422.35)	Payroll	UKG Kronos Systems, LLC	Shift Technologies, Inc.
4/25/2024		(3,630.07)	Payroll	UKG Kronos Systems, LLC	Shift Technologies, Inc.
4/25/2024		(3,932.37)	Payroll	UKG Kronos Systems, LLC	Shift Technologies, Inc.
4/25/2024		(5,000.00)	Expenses	McGriff Insurance Services, Inc.	Shift Technologies, Inc.
4/25/2024		(5,720.67)	Payroll	UKG Kronos Systems, LLC	Shift Technologies, Inc.
4/25/2024		(7,603.05)	Payroll	UKG Kronos Systems, LLC	Shift Technologies, Inc.
4/25/2024		(8,743.38)	Payroll	UKG Kronos Systems, LLC	Shift Technologies, Inc.
4/25/2024		(12,463.39)	Payroll	UKG Kronos Systems, LLC	Shift Technologies, Inc.
4/25/2024		(23,031.23)	UST	UST Quarterly fees	Shift Technologies, Inc.
4/29/2024	162	(175.00)	DMV and Tax	Kentucky State Treasurer	Shift Technologies, Inc.
4/30/2024		(162.50)	Expenses	Quickbooks	Shift Technologies, Inc.
4/30/2024		(252.50)	Expenses	Quickbooks	Shift Technologies, Inc.
		$ (237,840.62)			**Shift Technologies, Inc. Subtotal**

Date	Check Number	Amount	Category	Vendor	Entity
4/30/2024		(0.75)	Expenses	Stripe charges	Shift Operations, LLC
4/30/2024		(0.72)	Expenses	Stripe charges	Shift Operations, LLC
		$ (1.47)			**Shift Operations LLC Subtotal**
		$ (237,842.09)			**Grand Total**

Account Information Report

Shift Technologies Inc

April 01, 2024 - April 30, 2024

Account: *2238 (Operating)

Available Balance	$3,034,148.50
Opening Ledger Balance	$3,033,700.50
Collected Balance	$3,034,148.50
Current Balance	$3,034,148.50
Closing Ledger	$3,034,148.50
Last Activity Date	
Float Amount	$0.00
Hold Amount	$0.00
Last Deposit Amount	$863.00
Last Deposit Date	04/30/2024
Credit Line / Overdraft Amount	$0.00

Posted Date	Description	Check Number	Credit	Debit
04/30/2024	DDA Force Pay Item QBooks Onl INTUIT * CCD 021000028724784 SHIFT TECHNOLOGIES, IN INDIVIDUAL ID #2308091			$252.50
04/30/2024	DDA Force Pay Item QBooks Onl INTUIT * CCD 021000021278576 SHIFT TECHNOLOGIES, IN INDIVIDUAL ID #1744376			$162.50
04/30/2024	ACH Credit INS SVCS NCCI INC. PPD 021000025107478 AHMED *BAPORIA INDIVIDUAL ID #2704589		$863.00	
04/29/2024	Inclearing Check	162		$175.00
04/26/2024	Wire Transfer Credit Wire Transfer Credit BULKZILLA EXPRESS LLC 2405 ROEHAMPTON DR AUSTIN, TX 78745 FOR DEPOSIT OF COMPUTER EQUIPM 20240426QMGFT013001604 20240426MMQFMP9N000474 04261632FT01		$70,000.00	
04/25/2024	Domestic Wire Transfer - DL Domestic Wire Transfer-DL McGriff Insurance Services, In 053101121			$5,000.00

	0005198272150 UNITED STATES TRUIST BANK 20240425MMQFMP9N000697 20240425E3QP021C009600 04251529FT01	
04/25/2024	Domestic Wire Transfer - DL Domestic Wire Transfer-DL WEX Health, Inc. 091310521 600066492 UNITED STATES Bell Bank Shift Technologies Inc (41820) 20240425MMQFMP9N000699 20240425GMQFMP01032436 04251529FT01	$495.00
04/25/2024	DDA Force Pay Item PAYMENT QUARTERLY FEE CCD 041036040996724 SHIFT TECHNOLOGIES, IN INDIVIDUAL ID #0000	$23,031.23
04/25/2024	DDA Force Pay Item PAYROLL INTUIT 27345134 CCD 111000020634304 SHIFT OPERATIONS, LLC INDIVIDUAL ID #18431813	$12,463.39
04/25/2024	DDA Force Pay Item PAYROLL INTUIT 27345134 CCD 111000020634310 SHIFT OPERATIONS, LLC INDIVIDUAL ID #18431813	$8,743.38
04/25/2024	DDA Force Pay Item PAYROLL INTUIT 27345134 CCD 111000020634312 SHIFT OPERATIONS, LLC INDIVIDUAL ID #18431813	$7,603.05
04/25/2024	DDA Force Pay Item PAYROLL INTUIT 27345134 CCD 111000020634311 SHIFT OPERATIONS, LLC INDIVIDUAL ID #18431813	$5,720.67
04/25/2024	DDA Force Pay Item PAYROLL INTUIT 27345134 CCD 111000020634305 SHIFT OPERATIONS, LLC INDIVIDUAL ID #18431813	$3,932.37
04/25/2024	DDA Force Pay Item PAYROLL INTUIT 27345134 CCD 111000020634309 SHIFT OPERATIONS, LLC INDIVIDUAL ID #18431813	$3,630.07
04/25/2024	DDA Force Pay Item	$3,422.35

	PAYROLL INTUIT 27345134 CCD 111000020634307 SHIFT OPERATIONS, LLC INDIVIDUAL ID #18431813		
04/25/2024	DDA Force Pay Item PAYROLL INTUIT 27345134 CCD 111000020634306 SHIFT OPERATIONS, LLC INDIVIDUAL ID #18431813		$2,546.94
04/25/2024	DDA Force Pay Item PAYMENT QUARTERLY FEE CCD 041036040996725 SHIFT TECHNOLOGIES, IN INDIVIDUAL ID #0000		$1,750.00
04/25/2024	DDA Force Pay Item PAYROLL INTUIT 27345134 CCD 111000020634308 SHIFT OPERATIONS, LLC INDIVIDUAL ID #18431813		$200.00
04/25/2024	ACH Credit PAYMENTS ADESA CORP LLC CCD 021000022931586 Shift Technologies INDIVIDUAL ID #1522101522100 NTE*ZZZ*ADESA GOLDEN GATE 1422 8\ NTE*ZZZ*NA\	$29,548.00	
04/24/2024	Domestic Wire Transfer - DL Domestic Wire Transfer-DL Amazon Web Services, Inc. 121000248 4121350227 UNITED STATES Wells Fargo NA 20240424MMQFMP9N000057 20240424I1B7031R004485 04240912FT01		$15,313.72
04/24/2024	Domestic Wire Transfer - DL Domestic Wire Transfer-DL FARCHE SOLUTIONS, Inc. 084106768 9800200649 UNITED STATES Evolve Bank & Trus 20240424MMQFMP9N000061 20240424MMQFMPD1000233 04240912FT01		$6,064.47
04/24/2024	Domestic Wire Transfer - DL Domestic Wire Transfer-DL FedEx Corporate Services, Inc 021000021 55-96475 UNITED STATES		$5.29

	J.P. Morgan Chase,			
	20240424MMQFMP9N000059			
	20240424MMQFMP2H022762			
	04240912FT01			
04/24/2024	ACH Credit		$33,086.00	
	PAYMENTS ADESA CORP LLC			
	CCD 021000024622473			
	Shift Technologies			
	INDIVIDUAL ID #1519791519790			
	NTE*ZZZ*ADESA LOS ANGELES 7014			
	\			
	NTE*ZZZ*NA\			
04/23/2024	DDA Force Pay Item			$25.00
	DEBIT SC DEPT REVENUE			
	CCD 091000013302675			
	SHIFT TECHNOLOGIES, IN			
	INDIVIDUAL ID #14695990			
04/23/2024	ACH Credit		$145,175.00	
	PAYMENTS ADESA CORP LLC			
	CCD 021000027209955			
	Shift Technologies			
	INDIVIDUAL ID #1518141518140			
	NTE*ZZZ*ADESA GOLDEN GATE 1421			
	3\			
	NTE*ZZZ*NA\			
04/22/2024	DDA Force Pay Item			$24,182.85
	USATAXPYMT IRS			
	CCD 061036010037064			
	SHIFT OPERATIONS LLC			
	INDIVIDUAL ID #227451066073524			
04/22/2024	ACH Credit		$58,425.00	
	PAYMENTS ADESA CORP LLC			
	CCD 021000022987342			
	Shift Technologies			
	INDIVIDUAL ID #1515101515100			
	NTE*ZZZ*ADESA GOLDEN GATE 1420			
	7\			
	NTE*ZZZ*NA\			
04/19/2024	Inclearing Check	170		$80.00
04/19/2024	Inclearing Check	164		$37.00
04/19/2024	Domestic Wire Transfer - DL			$3,177.00
	Domestic Wire Transfer-DL			
	Marsh USA LLC			
	026009593			
	8188063091			
	UNITED STATES			
	Bank of America			
	20240419MMQFMP9N000075			
	20240419B6B7HU3R006576			
	04191017FT01			
04/19/2024	Domestic Wire Transfer - DL			$495.00
	Domestic Wire Transfer-DL			
	WEX Health Inc.			

	091310521 600066492 UNITED STATES BELL BANK Shift Technologies Inc (41820) 20240419MMQFMP9N000077 20240419GMQFMP01012029 04191017FT01	
04/19/2024	DDA Force Pay Item TAX PAYROLL CCD 111000028749401 SHIFT OPERATIONS, LLC INDIVIDUAL ID #18431813	$4,980.47
04/19/2024	DDA Force Pay Item TAX PAYROLL CCD 111000028753428 SHIFT OPERATIONS, LLC INDIVIDUAL ID #18431813	$257.08
04/18/2024	DDA Force Pay Item PAYMENTS FRANCHISE TAX BO CCD 042000012129226 SHIFT TE INDIVIDUAL ID #107814662 PM	$2,432.00
04/18/2024	DDA Force Pay Item MA DOR PAY COMM OF MASS EFT CCD 051000016249094 SHIFT TECHNOLOGIES INC INDIVIDUAL ID #1479649728	$1,368.00
04/18/2024	DDA Force Pay Item TN TAP TN STATE REVENUE CCD 084000023864884 CARLOTZ GROUP, INC. INDIVIDUAL ID #296800896	$575.00
04/18/2024	DDA Force Pay Item TAX PAYMNT UTAH801/297-7703 PPD 021000026789604 SHIFT TECHNOLOGIES INC INDIVIDUAL ID # 1501201536	$500.00
04/18/2024	DDA Force Pay Item PRO PYMT PORTLAND REV WEB 091000015150361 SHIFT TECHNOLOGIES INC 1292034048 INDIVIDUAL ID #1292034048	$200.00
04/18/2024	DDA Force Pay Item Tax Paymnt NYS DTF CT CCD 091000012970504 CL2400878645 INDIVIDUAL ID #000000112958088	$102.00
04/18/2024	DDA Force Pay Item TN TAP TN STATE REVENUE CCD 084000023864886	$100.00

	SHIFT PLATFORM INC INDIVIDUAL ID #1033384576	
04/18/2024	DDA Force Pay Item PRO PYMT PORTLAND REV WEB 091000015150367 SHIFT TECHNOLOGIES INC 2097340416 INDIVIDUAL ID #2097340416	$100.00
04/18/2024	DDA Force Pay Item TAXPAYMNT WI DEPT REVENUE CCD 042000012775667 SHIFT TECHNOLOGIES INC INDIVIDUAL ID #781654976	$50.00
04/18/2024	DDA Force Pay Item TAXPAYMENT MSDEPTOFREVENUE CCD 062000019979534 SHIFT PLATFORM INC INDIVIDUAL ID #M1541678720	$25.00
04/18/2024	DDA Force Pay Item TAXPAYMENT MSDEPTOFREVENUE CCD 062000019979533 CARLOTZ GROUP INC INDIVIDUAL ID #M1474569856	$25.00
04/17/2024	Domestic Wire Transfer - DL Domestic Wire Transfer-DL Cigna Health&Life Insurance Co 043000096 1028859313 UNITED STATES PNC Bank, Pittsbur Inv 3324411 Inv 3308930 Inv 3294975 20240417MMQFMP9N000049 20240417MMQFMPNB001573 04170840FT01	$56,585.55
04/17/2024	DDA Force Pay Item CCDDIR.DBT AZ DEPT OF REV CCD 111000023688768 INDIVIDUAL ID #825325852	$50.00
04/16/2024	DDA Force Pay Item INS SVCS NCCI INC. WEB 021000029222568 AHMED *BAPORIA 7651644 INDIVIDUAL ID #7651644	$863.00
04/16/2024	DDA Force Pay Item PAYMENT State Comp PPD 042000018023079 Shift Technologies Inc INDIVIDUAL ID ##343616834	$837.95
04/16/2024	ACH Debit EDI PYMNTS Kronos SaaShr In	$1,199.33

	CCD 091000013183208		
	Shift Technologies, In		
	INDIVIDUAL ID #B00G3EVB2CQR1XB		
04/16/2024	ACH Credit	$6,132.32	
	DBI COBRA WEX COBRA		
	CCD 091310527706858		
	Shift Technologies Inc		
	INDIVIDUAL ID #41820000		
04/11/2024	Wire Transfer Credit	$112.49	
	Wire Transfer Credit		
	META PLATFORMS INC ACCTS RECEI		
	151 UNIVERSITY AVENUE		
	PALO ALTO		
	94301 US CA		
	META PLATFORMS INC, REFUND		
	20240411B6B7HU1R003288		
	20240411MMQFMP9N000007		
	04110420FT01		
04/10/2024	DDA Force Pay Item		$11,099.97
	PAYROLL INTUIT 25933598		
	CCD 111000025105447		
	SHIFT OPERATIONS, LLC		
	INDIVIDUAL ID #18431813		
04/10/2024	DDA Force Pay Item		$8,743.38
	PAYROLL INTUIT 25933598		
	CCD 111000025105448		
	SHIFT OPERATIONS, LLC		
	INDIVIDUAL ID #18431813		
04/10/2024	DDA Force Pay Item		$7,603.04
	PAYROLL INTUIT 25933598		
	CCD 111000025105456		
	SHIFT OPERATIONS, LLC		
	INDIVIDUAL ID #18431813		
04/10/2024	DDA Force Pay Item		$5,720.69
	PAYROLL INTUIT 25933598		
	CCD 111000025105455		
	SHIFT OPERATIONS, LLC		
	INDIVIDUAL ID #18431813		
04/10/2024	DDA Force Pay Item		$3,932.36
	PAYROLL INTUIT 25933598		
	CCD 111000025105450		
	SHIFT OPERATIONS, LLC		
	INDIVIDUAL ID #18431813		
04/10/2024	DDA Force Pay Item		$3,630.07
	PAYROLL INTUIT 25933598		
	CCD 111000025105449		
	SHIFT OPERATIONS, LLC		
	INDIVIDUAL ID #18431813		
04/10/2024	DDA Force Pay Item		$3,422.35
	PAYROLL INTUIT 25933598		
	CCD 111000025105453		
	SHIFT OPERATIONS, LLC		
	INDIVIDUAL ID #18431813		

04/10/2024	DDA Force Pay Item PAYROLL INTUIT 25933598 CCD 111000025105452 SHIFT OPERATIONS, LLC INDIVIDUAL ID #18431813			$2,617.12
04/10/2024	DDA Force Pay Item PAYROLL INTUIT 25933598 CCD 111000025105454 SHIFT OPERATIONS, LLC INDIVIDUAL ID #18431813			$2,546.96
04/10/2024	DDA Force Pay Item PAYROLL INTUIT 25933598 CCD 111000025105451 SHIFT OPERATIONS, LLC INDIVIDUAL ID #18431813			$200.00
04/09/2024	DDA Force Pay Item BILLING BILL.COM LLC CCD 021000021912020 Shift Technologies Inc INDIVIDUAL ID #01B4NROSGZATJ3F			$1,639.00
04/05/2024	ACH Credit REFUND SHIFT TECHNOLOGI CCD 091000016965194 SHIFT TECHNOLOGIES INC INDIVIDUAL ID #SHI1005		$3,464.16	
04/02/2024	Wire Transfer Credit Wire Transfer Credit AIRBASE INC. 548 MARKET STREET SUITE 93249 SAN FRANCISCO, CA 94104 SHIFT 4/2/24 UNLOAD 20240402L1B77D1C001643 20240402MMQFMP9N000142 04021130FT01		$1,679.68	
04/01/2024	Inclearing Check	158		$5,000.00
04/01/2024	Inclearing Check	131		$3,683.49
04/01/2024	Inclearing Check	156		$1,023.16
04/01/2024	DDA Force Pay Item QBooks Onl INTUIT * CCD 021000021783144 SHIFT TECHNOLOGIES INC INDIVIDUAL ID #2805231			$162.50
04/01/2024	DDA Force Pay Item ACCTVERIFY INTUIT PPD 021000020328180 SHIFT TECHNOLOGIES, IN			$0.43
04/01/2024	ACH Credit April 2024 ECC Holdings Inc CCD 021406661757687 Shift Technologies INDIVIDUAL ID #41262		$620.13	

Account: *6171 (Carlotz Group Inc DIP case 23-30698)

Available Balance	$123,466.87
Opening Ledger Balance	$123,466.87
Collected Balance	$123,466.87
Current Balance	$123,466.87
Closing Ledger	$123,466.87
Last Activity Date	
Float Amount	$0.00
Hold Amount	$0.00
Last Deposit Amount	$84,213.36
Last Deposit Date	12/21/2023
Credit Line / Overdraft Amount	$0.00

Report Generated on: 05/09/24 01:21:13 PM

Account Information Report

Shift Technologies Inc

April 01, 2024 - April 30, 2024

Account: *2246 (Ally Collateral)

Available Balance	$800,000.00
Opening Ledger Balance	$800,000.00
Collected Balance	$800,000.00
Current Balance	$800,000.00
Closing Ledger	$800,000.00
Last Activity Date	
Float Amount	$0.00
Hold Amount	$0.00
Last Deposit Amount	$976,389.04
Last Deposit Date	10/26/2023
Credit Line / Overdraft Amount	$0.00

Account: *6171 (Carlotz Group Inc DIP case 23-30698)

Available Balance	$123,466.87
Opening Ledger Balance	$123,466.87
Collected Balance	$123,466.87
Current Balance	$123,466.87
Closing Ledger	$123,466.87
Last Activity Date	
Float Amount	$0.00
Hold Amount	$0.00
Last Deposit Amount	$84,213.36
Last Deposit Date	12/21/2023
Credit Line / Overdraft Amount	$0.00

Report Generated on: 05/09/24 01:21:10 PM

Account Information Report

Shift Technologies Inc

April 01, 2024 - April 30, 2024

Account: *2253 (Utilities)

Available Balance	$0.00
Opening Ledger Balance	$0.00
Collected Balance	$0.00
Current Balance	$0.00
Closing Ledger	$0.00
Last Activity Date	
Float Amount	$0.00
Hold Amount	$0.00
Last Deposit Amount	$14,005.00
Last Deposit Date	02/08/2024
Credit Line / Overdraft Amount	$0.00

Account: *6171 (Carlotz Group Inc DIP case 23-30698)

Available Balance	$123,466.87
Opening Ledger Balance	$123,466.87
Collected Balance	$123,466.87
Current Balance	$123,466.87
Closing Ledger	$123,466.87
Last Activity Date	
Float Amount	$0.00
Hold Amount	$0.00
Last Deposit Amount	$84,213.36
Last Deposit Date	12/21/2023
Credit Line / Overdraft Amount	$0.00

Report Generated on: 05/09/24 01:20:53 PM

Account Information Report

Shift Technologies Inc

April 01, 2024 - April 30, 2024

Account: *6163 (Carlotz Inc)

Available Balance	$5,058,612.42
Opening Ledger Balance	$5,058,612.42
Collected Balance	$5,058,612.42
Current Balance	$5,058,612.42
Closing Ledger	$5,058,612.42
Last Activity Date	
Float Amount	$0.00
Hold Amount	$0.00
Last Deposit Amount	$23,412.42
Last Deposit Date	12/18/2023
Credit Line / Overdraft Amount	$0.00

Account: *6171 (Carlotz Group Inc DIP case 23-30698)

Available Balance	$123,466.87
Opening Ledger Balance	$123,466.87
Collected Balance	$123,466.87
Current Balance	$123,466.87
Closing Ledger	$123,466.87
Last Activity Date	
Float Amount	$0.00
Hold Amount	$0.00
Last Deposit Amount	$84,213.36
Last Deposit Date	12/21/2023
Credit Line / Overdraft Amount	$0.00

Report Generated on: 05/09/24 01:20:48 PM

WELLS FARGO

SHIFT OPERATIONS LLC
DEBTOR IN POSSESSION
CH11 CASE #23-30687 (NCA)
290 DIVISION ST FL 4
SAN FRANCISCO CA 94103-4882

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
5:00 AM TO 6:00 PM Pacific Time Monday - Friday

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (182)
PO Box 63020
San Francisco, CA 94163

Account summary

Commercial Money Market Account

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]6298	$958,128.88	$1,784.09	-$210.22	$959,702.75

Interest summary

Annual percentage yield earned this period	2.29%
Interest earned during this period	$1,784.09
Year to date interest and bonuses paid	$7,179.19

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	04/30	1,784.09	Interest Payment
		$1,784.09	**Total electronic deposits/bank credits**
		$1,784.09	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	04/11	210.22	Client Analysis Srvc Chrg 240410 Svc Chge 0324 [redacted]6298
		$210.22	**Total electronic debits/bank debits**
		$210.22	**Total debits**

WELLS FARGO

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
03/31	958,128.88	04/11	957,918.66	04/30	959,702.75

Average daily ledger balance **$958,048.20**

Payouts paused until requirements met
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Reports

stripe

Shift ([redacted]UzYi)
2525 16th Street Unit 316
San Francisco, CA, 94103, US

Balance | Activity | Payout reconciliation | Payments fees

Changes to your Stripe balance from **Apr 1–Apr 30**, based on the **date of the balance change**. Useful to record how your Stripe balance changed.

Shift

Balance summary — Platform

Shows starting and ending balance in your Stripe account. Starting balance is the sum of your available balance, pending balance, and Connect reserved balance. Changes to your balance come from activity (payments, refunds, transfers, etc.) and from payouts to your bank (aggregated here and broken out in detail in the reports below).

Starting balance	Apr 1 UTC		$8,320.31
Balance change from activity			
Account activity before fees		$0.00	
Less fees		-$0.75	
Net balance change from activity			-$0.75

Total payouts	$0.00
Ending balance — Apr 30 UTC	**-$8,321.06**

Balance change from activity

Detailed breakdown of the **balance change from activity** line from the above **Balance Summary report**. Includes changes to your Stripe balance from activity (payments, refunds, transfers, etc.), excluding payouts, as well as itemized downloads.

Charges	Count	0	
	Gross amount		$0.00
Refunds	Count	0	
	Gross amount		$0.00
Additional Stripe fees	Count	3	
	Gross amount		$0.75
Balance change from activity		3	**-$0.75**

Payouts

Detailed breakdown of the **total payouts** line from the above **Balance Summary** report. Includes changes to your Stripe balance, from payouts to your bank, as well as itemized downloads.

Payouts	Count	0	
	Gross amount		$0.00

Reply directly from your inbox
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Reports

stripe

Shift sellers ([redacted]9Pco)
2525 16th st #316
San Francisco, CA, 94103, US

Balance Activity Payments fees

Changes to your Stripe balance from **Apr 1–Apr 30**, based on the **date of the balance change** ⓘ. Useful to record how your Stripe balance changed.

Shift sellers

Balance summary — Platform

Shows starting and ending balance in your Stripe account. Starting balance is the sum of your available balance, pending balance, and Connect reserved balance. Changes to your balance come from activity (payments, refunds, transfers, etc.) and from payouts to your bank (aggregated here and broken out in detail in the reports below).

Starting balance Apr 1 PDT		$11,346.09
Balance change from activity		
Account activity before fees	$0.00	
Less fees	$0.72	

Net balance change from activity	-$0.72
Total payouts	$0.00
Ending balance — Apr 30 PDT	**$11,345.37**

Balance change from activity

Detailed breakdown of the **balance change from activity** line from the above **Balance Summary report**. Includes changes to your Stripe balance from activity (payments, refunds, transfers, etc.), excluding payouts, as well as itemized downloads.

Charges	Count	0	
	Gross amount		$0.00
Refunds	Count	0	
	Gross amount		$0.00
Network costs	Count	1	
	Gross amount		-$0.72
Balance change from activity		1	**$0.72**

Payouts

Detailed breakdown of the **total payouts** line from the above **Balance Summary** report. Includes changes to your Stripe balance, from payouts to your bank, as well as itemized downloads.

Payouts	Count	0	
	Gross amount		$0.00

ChosenPayment report online							
BatchRefNum	Seq	Opened	Closed	Errors	Count	Amount	
120116646	15	10/6/2023 11:47	10/6/2023 20:05		1	$2,995.00	Not yet deposited
120052960	14	10/4/2023 20:54	10/5/2023 20:02		3	$724.40	Not yet deposited
120047062	13	10/4/2023 14:10	10/4/2023 19:54		4	$4,378.25	Not yet deposited
120016379	12	10/3/2023 20:23	10/3/2023 22:10		1	$2,000.00	Not yet deposited
120015383	11	10/3/2023 18:18	10/3/2023 20:05		1	$400.00	Not yet deposited
119978783	10	10/2/2023 18:33	10/2/2023 20:07		1	$2,000.00	X
119975129	9	10/2/2023 14:54	10/2/2023 17:36		2	$35,795.97	x
119919423	8	9/30/2023 20:22	10/1/2023 20:02		3	$11,000.00	X
119914786	7	9/30/2023 13:06	9/30/2023 20:03		5	$9,700.00	X
119889567	6	9/29/2023 13:10	9/29/2023 20:07		2	$6,050.00	X
119822404	5	9/27/2023 21:02	9/28/2023 20:07		3	$7,500.00	X
119784744	4	9/26/2023 19:38	9/26/2023 20:05		1	$1,000.00	X
119741032	3	9/25/2023 13:18	9/25/2023 20:02		3	$12,000.00	X
119709024	2	9/24/2023 14:35	9/24/2023 20:01		3	$4,400.00	X
119356830	1	9/13/2023 14:03	9/13/2023 20:05		1	$3,000.00	X
						$102,943.62	

Wells Fargo bank transaction report			
Date	Amount	Check Nur	Description
10/04/2023	$33,595.97		MERCHANT SERVICE MERCH DEP 231003 925700000129049 SHIFT OPERATIONS LLC 9257403599 925700000129049 R000000910045 36328529
10/04/2023	$2,000.00		MERCHANT SERVICE MERCH DEP 231003 925700000129049 SHIFT OPERATIONS LLC 9257403599 925700000129049 R0000009100453 6258816
10/04/2023	$311.02		MERCHANT SERVICE HIST RTN 231004 925700000129049 SHIFT OPERATIONS LLC HSTCLRFILT 925700000129049 O000000910044 39030640
10/03/2023	$11,000.00		MERCHANT SERVICE MERCH DEP 231002 925700000129049 SHIFT OPERATIONS LLC 9257403599 925700000129049 R0000009100403 8415023
10/03/2023	$2,200.00		MERCHANT SERVICE MERCH DEP 231003 925700000129049 SHIFT OPERATIONS LLC 9257403599 925700000129049 R0000009100423 1866132
10/02/2023	($311.02)		MERCHANT SERVICE MTHLY DISC 230929 925700000129049 SHIFT OPERATIONS LLC 9257403599 925700000129049 0R0000009100455 0166945
10/02/2023	$9,700.00		MERCHANT SERVICE MERCH DEP 231001 925700000129049 SHIFT OPERATIONS LLC 9257403599 925700000129049 R0000009100455 0163355
10/02/2023	$7,500.00		MERCHANT SERVICE MERCH DEP 230929 925700000129049 SHIFT OPERATIONS LLC 9257403599 925700000129049 R0000009100435 0323735
10/02/2023	$6,050.00		MERCHANT SERVICE MERCH DEP 231001 925700000129049 SHIFT OPERATIONS LLC 9257403599 925700000129049 R0000009100455 0170746
09/28/2023	$1,000.00		MERCHANT SERVICE MERCH DEP 230927 925700000129049 SHIFT OPERATIONS LLC 9257403599 925700000129049 R0000009100636 6697399
09/27/2023	$12,000.00		MERCHANT SERVICE MERCH DEP 230926 925700000129049 SHIFT OPERATIONS LLC 9257403599 925700000129049 R0000009100607 5294335
09/26/2023	$4,400.00		MERCHANT SERVICE MERCH DEP 230925 925700000129049 SHIFT OPERATIONS LLC 9257403599 925700000129049 R0000009100596 1143537
09/15/2023	$3,000.00		MERCHANT SERVICE MERCH DEP 230914 925700000129049 SHIFT TECHNOLOGIES LLC 9257403599 925700000129049 R0000009100636 0670019
	$92,445.97		
	$10,497.65		Variance
	$10,497.65		Not yet deposited